SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.  N/A )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:                          [ ] Confidential, for Use of
  [ ]  Preliminary proxy statement                      the Commission Only (as
  [X]  Definitive proxy statement                       permitted by Rule
  [ ]  Definitive additional materials                  14a-6(e)(2)
  [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                ISLANDS BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other Than Registrant) Payment of filing fee (Check the appropriate box):
    [X] No fee required
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------
     [ ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

     (3)  Filing Party:

--------------------------------------------------------------------------------

     (4)  Date Filed:

                                 ISLANDS BANCORP
                              2348 Boundary Street
                         Beaufort, South Carolina  29902
                                 (843) 521-1968




                                 March 28, 2003



Dear  Shareholder:

     You are cordially invited to attend our annual meeting of shareholders, which will be held at the Conference Room of the Ramada Limited-Beaufort, 2001 Boundary Street, Beaufort, South Carolina, on Tuesday, April 22, 2003, at 3:00 p.m. I sincerely hope that you will be able to attend the meeting, and I look forward to seeing you.

     The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting. We will also report on our operations since our opening in July 2001, as well as our plans for the future.

     To ensure the greatest number of shareholders will be present either in person or by proxy, we ask that you mark, date, and sign the enclosed proxy card, and return it to us in the envelope provided as soon as possible. If you attend the meeting in person, you may revoke your proxy at the meeting and vote in person. You may revoke your proxy at any time before it is voted.

                                     Sincerely,

                                     /s/  William B. Gossett

                                     William B. Gossett
                                     President and Chief Executive Officer

                                 ISLANDS BANCORP
                              2348 Boundary Street
                         Beaufort, South Carolina  29902
                                 (843) 521-1968


                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 22, 2003


The annual meeting of shareholders of Islands Bancorp will be held on Tuesday, April 22, 2003, at 3:00 p.m., at the Conference Room of the Ramada Limited-Beaufort, 2001 Boundary Street, Beaufort, South Carolina, for the following purposes:

     (1) to elect four persons to serve as Class I directors for a three-year term expiring in 2006; and

     (2) to transact any other business as may properly come before the meeting or any adjournments of the meeting.

     The board of directors has set the close of business on March 21, 2003, as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend the meeting, we ask that you mark, date, sign, and return the enclosed proxy card as soon as possible. If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.


                                       By Order of the Board of Directors,

                                       /s/  William  B.  Gossett

                                       William  B.  Gossett
                                       President and Chief Executive Officer


March 28, 2003

                                 ISLANDS BANCORP
                              2348 Boundary Street
                         Beaufort, South Carolina  29902
                                 (843) 521-1968

           __________________________________________________________

                     PROXY STATEMENT FOR 2003 ANNUAL MEETING
           __________________________________________________________


                                  INTRODUCTION

TIME AND PLACE OF THE MEETING

     Our board of directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on Tuesday, April 22, 2003, at 3:00 p.m., at the Conference Room of the Ramada Limited-Beaufort, 2001 Boundary Street, Beaufort, South Carolina, and at any adjournments of the meeting.

RECORD DATE AND MAILING DATE

     The close of business on March 21, 2003 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about March 28, 2003.

NUMBER OF SHARES OUTSTANDING

     As of the close of business on the record date, the Company had 10,000,000 shares of common stock, no par value, authorized, of which 652,705 shares were issued and outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the meeting.


                          VOTING AT THE ANNUAL MEETING

PROPOSAL TO BE CONSIDERED

     Shareholders will be asked to consider the election of four persons to serve as Class I directors of the Company for a three-year term expiring in 2006. The persons nominated to serve as Class I directors, as well as the continuing Class II and Class II directors, are described beginning on page 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL.

PROCEDURES FOR VOTING BY PROXY

     If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the director nominees and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the board of directors named in this proxy statement becomes unavailable for election for any reason, the proxy may be voted for a substitute nominee selected by the board of directors.

     You can revoke your proxy at any time before it is voted by delivering to William B. Gossett, president and chief executive officer of the Company, at the main office of the Bank, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

REQUIREMENTS FOR SHAREHOLDER APPROVAL

     A quorum will be present at the meeting if a majority of the outstanding shares of common stock entitled to vote at the meeting is represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee receives sufficient votes to be elected. To be elected, a director nominee must receive more votes than any other nominee for the particular seat on the board of directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. At the present time we do not know of any competing nominees.

     ABSTENTIONS. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

     BROKER NON-VOTES. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

     Approval any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.

PROXY SOLICITATION

     The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                      PROPOSAL ONE:  ELECTION OF DIRECTORS

     The Company's board of directors consists of 13 members and is divided into three classes. Each class of directors serves a staggered three-year term. The term of each class expires at the annual meeting in the years indicated below and upon the election and qualification of the director's successor. The board of director recommends that the shareholders elect the persons identified below as directors nominees to serve as Class I directors for a three-year term expiring in 2006. The following table shows for each nominee and continuing director: (a) his or her name, (b) his or her age at December 31, 2002, (c) how long he or she has been a director of the Company, (d) his or her position(s) with the Company, other than as a director, and (e) his principal occupation and business experience for the past five years.

                                     DIRECTOR  POSITION WITH THE COMPANY
NAME (AGE)                            SINCE    AND BUSINESS EXPERIENCE
-----------------------------------  --------  -----------------------------------------------------------
CLASS I NOMINATED DIRECTORS:
(For Three-Year Term Expiring 2006)

William B. Gossett (59)                  1999  President and Chief Executive Officer of Islands Bancorp;
                                               previously President and Chief Executive Officer of
                                               Liberty National Bank, Longwood, Florida.

Louis O. Dore (57)                       1999  Attorney, Louis O. Dore, P.A., Beaufort, South Carolina.

Martha B. Fender (57)                    1999  Vice President of Islands Bancorp; President and Owner of
                                               Coastal Carolina Realty, Inc.; Beaufort, South Carolina
                                               (real estate sales).

D. Martin Goodman (56)                   1999  Chairman of the Board of Islands Bancorp; Area Manager
                                               of the University of South Carolina Small Business
                                               Development Center in Beaufort, South Carolina; Co-
                                               owner, with his wife, of Ollie's Seafood Restaurants in
                                               Beaufort, South Carolina.

CLASS III CONTINUING DIRECTORS:
(Term Expiring 2005)

Carl E. Lipscomb (65)                    2002  Vice President of Argus Corp. (custom home construction and home renovation); Formerly President and Chief
                                               Executive Officer of Lipscomb Construction, Hilton Head,
                                               South Carolina (custom home construction in the Beaufort
                                               County area).

Dr. Narayan Shenoy (64)                  2002  Anesthesiologist; Partner in Critical Health Systems, Inc.,
                                               Columbia, South Carolina.

J. Frank Ward (56)                       1999  Realtor with Coastal Carolina Realty; Sales Coordinator and Realtor, Renaissance Marketing, LLC, Beaufort,
                                               South Carolina from February 1998 to March 2002; prior
                                               to 1998, New Car Sales Manager, Toyota Center in West
                                               Columbia/Lexington, South Carolina.

Bruce K. Wyles (48)                      1999  Dentist, sole proprietorship, Beaufort, South Carolina;
                                               Partner, B.K.W. Squared.


                                     DIRECTOR  POSITION WITH THE COMPANY
NAME (AGE)                            SINCE    AND BUSINESS EXPERIENCE
-----------------------------------  --------  -----------------------------------------------------------

CLASS II CONTINUING DIRECTORS:
(Term Expiring 2004)

Daryl A. Ferguson (64)                   2002  Co-Chairman of Hungarian Telephone Company,
                                               Budapest, Hungary and Stamford, Connecticut
                                               (telecommunications); served as President and Chief
                                               Operating Officer of Citizens Utilities in Stamford,
                                               Connecticut from 1990 to 2000; CEO of Electric
                                               Lighthouse from 1992 to 2000.

Stancel E. Kirkland, Sr. (62)            2002  Country Chef, LLC (convenience store, restaurant
                                               operation); Managing Member of Bull Point Plantation,
                                               Seabrook, South Carolina (developer of residential
                                               communities); Attorney, Partner in the Kirkland Law
                                               Firm, Columbia, South Carolina, 1971 to 1999 and
                                               presently of counsel.

Paul M. Dunnavant, III (39)              1999  Treasurer of Islands Bancorp; Chief Financial Officer of
                                               Holmes Timber, Inc. and Atlantic Coast Homes, Inc. from
                                               November 2002 to present, Batesburg, South Carolina;
                                               Chief Financial Officer and Treasurer of Amick Farms,
                                               Inc. from August 1993 to May 2002, Batesburg, South
                                               Carolina (integrated poultry processing); Manager of
                                               Beaufort Properties, LLC from August 1993 to October
                                               2002; Treasurer of Team Amick Motor Sports, LLC from
                                               August 1993 to May 2002; Manager of Waterside
                                               Properties, LLC from August 1993 to October 2002.

Edward J. McNeil, Jr. (48)               1999  Secretary of Islands Bancorp; President of Internal
                                               Medicine Healthcare, P.A.; practicing physician with
                                               Internal Medicine Health Care in Beaufort from January
                                               1997 to December 1997 and from October 1999 to present.
                                               Physician, Low Country Medical Group, Beaufort, South
                                               Carolina, from January 1998 to October 1999, and with
                                               Southeast Health Care Association from January 1995 to
                                               December 1996.

Frances K. Nicholson (48)                1999  Managing Partner of Nicholson Investments LLC (real
                                               estate leasing and securities portfolio company); Managing
                                               Partner of Big Nickel Properties, LLC.


MEETINGS AND COMMITTEES OF THE BOARD

     During the year ended December 31, 2002, the board of directors of the Company held three meetings and the board of directors of the Bank held twelve meetings. The directors of the Bank are the same as those of the Company. Each of the incumbent directors attended at least 75% of the total number of meetings of the Company's board of directors and committees of the board on which he or she serves, except for Messrs. Ferguson, Lipscomb and Wyles. The board of directors of the Company does not have a nominating committee.

     The board of directors has established a compensation committee for the purpose of administering the Islands Bancorp 2002 Stock Incentive Plan. The compensation committee members are Stancel E. Kirkland, Sr. and Paul M. Dunnavant, III. The compensation committee held one meeting during the year ended December 31, 2002.

     The board of directors has established an audit committee, which reviews the annual report and internal audit report of the independent public accountants. The board of directors has not adopted a written audit committee charter. The audit committee members are Louis O. Dore (Chairman), Edward J. McNeil, Jr., Paul M. Dunnavant, III, Stancel E. Kirkland, Sr. and Narayan Shenoy. Each of these members meets the requirement for independence as defined by the National Association of Securities Dealers' listing standards. The audit committee of the Company held one meeting and the audit committee of the Bank held four meetings during the year ended December 31, 2002.

                             AUDIT COMMITTEE REPORT

     The audit committee reports as follows with respect to the audit of the Company's 2002 audited consolidated financial statements.

     - The audit committee has reviewed and discussed the Company's 2002 audited consolidated financial statements with the Company's management;

     - The audit committee has discussed with the independent auditors Frances & Co., CPAs, the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements;

     - The audit committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors the auditors' independence from the Company; and

     - Based on review and discussions of the Company's 2002 audited consolidated financial statements with management and discussions with the independent auditors, as described above, the audit committee recommended to the Board of Directors that the Company's 2002 audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB.

          March 26, 2003                By:     Louis O. Dore (Chairman)
                                                Edward J. McNeil, Jr.
                                                Paul M. Dunnavant, III
                                                Stancel E. Kirkland, Sr.
                                                Dr. Narayan Shenoy

                               EXECUTIVE OFFICERS

     The following table shows for each executive officer of the Company: (a) his name, (b) his age at December 31, 2002, (c) how long he has been an officer of the Company, and (d) his positions with the Company and the Bank:

NAME (AGE)               OFFICER SINCE       POSITION WITH THE COMPANY AND THE BANK
-----------------------  -------------  -------------------------------------------------
William B. Gossett (59)           1999  President and Chief Executive Officer of Islands
                                        Bancorp; President and Chief Executive Officer of
                                        Islands Community Bank, National Association


                                  COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

     The following table presents the total compensation paid by the Company during fiscal years 2002, 2001 and 2000 to its chief executive officer. No other executive officer of the Company earned over $100,000 in salary and bonus during fiscal years 2002, 2001 and 2000.

                              SUMMARY COMPENSATION TABLE

                             Annual Compensation        Long-Term Compensation Awards
                     ---------------------------------  -----------------------------
                     Compensation   Salary     Bonus        Number of Securities
                         Year         ($)       ($)         Underlying Options
                     ------------  ---------  --------  -----------------------------

William B. Gossett,          2002  $ 130,000  $ 10,000                         19,581
President and Chief          2001  $ 130,000  $ 27,500                             --
Executive Officer            2000  $ 132,917        --                             --

     We have omitted information on "perks" and other personal benefits because the aggregate value of these items does not meet the minimum amount required for disclosure under the Securities and Exchange Commission's regulations.

     The following tables set forth information at December 31, 2002, and for the fiscal year then ended, concerning stock options granted to the executive officers listed in the Summary Compensation Table (above). The listed executive officers did not exercise any options to purchase common stock of the Company during 2002. We have not granted any stock appreciation rights, restrictive stock or stock incentives other than stock options.

STOCK OPTION GRANTS IN FISCAL 2002

                                    Percent of Total
                       Number of         Options
                       Securities      Granted to
                       Underlying     Employees in   Exercise Price
Name                Options Granted    Fiscal Year      Per Share     Expiration Date
------------------  ----------------  -------------  ---------------  ---------------
William B. Gossett            19,581         73.67%  $         10.00        4/25/2012

FISCAL YEAR-END OPTION VALUES

                        Number of Securities      Value of Unexercised In-the-
                       Underlying Unexercised          Money Options at
                              Options                  December 31, 2002
Name                 Exercisable   Unexercisable   Exercisable   Unexercisable
------------------  -------------  -------------  -------------  -------------
William B. Gossett          6,527         13,054              0              0

     Because no public market exists for our common stock, we calculated the In-the-Money value of unexercised options at fiscal year end based on the per-share sales price of our common stock as of the date closest to December 31, 2002 as possible. Based on information known to us, this sale occurred on December 18, 2002 at a sales price of $10.00 per share.

     EMPLOYMENT AGREEMENT. On July 27, 1999, the Company entered into an employment agreement with William B. Gossett pursuant to which Mr. Gossett serves as president and chief executive officer of Islands Bancorp and, upon its organization, the Bank, for a term of five years. The agreement automatically renews for additional two-year terms unless either party notifies the other party of its intent not to renew at least 180 days prior to the end of the then current term.

     Mr. Gossett's initial annual base salary under the agreement was $135,000. Currently, under the agreement, Mr. Gossett's annual salary is $143,000. He also received a bonus of $27,500 upon the opening of the Bank. For each year following the first full calendar year of the Bank's operations, Mr. Gossett is also entitled to a bonus of five percent of the Bank's net income, if the board of directors determines the bonus is appropriate in light of its analysis of various performance criteria.

     In addition to his salary and bonus compensation, Mr. Gossett is provided with an automobile, or an automobile allowance; life insurance of $300,000 payable to his spouse and heirs; and reimbursement for automobile expenses, club dues, business expenses, and moving and relocation expenses. He also participates in the Bank's retirement, medical and other benefit programs.

     Mr. Gossett is eligible to participate in any long-term equity incentive program of Islands Bancorp and is eligible for the grant of stock options, restricted stock and other awards under such program or any similar program adopted by Islands Bancorp. Pursuant to Mr. Gossett's employment agreement, he was granted an option to purchase 19,581 shares of Islands Bancorp's common stock at a purchase price of $10.00 per share. One-third of the shares covered by the option vest on each of the first, second and third anniversaries of the date the Bank opened for business, subject to accelerated vesting upon a change in control of the Company.

     The employment agreement with Mr. Gossett also provides that during the term of his employment and for a period expiring on the earlier to occur of (a) one year after termination of his employment for any reason other than without cause, (b) six months after expiration of the employment agreement where expiration results from Mr. Gossett's timely notification of his intent not to renew the agreement, and (c) the expiration of the agreement where expiration results from the Company's or the Bank's timely notification to Mr. Gossett of its intent not to renew the agreement, Mr. Gossett will not compete, directly or indirectly, with the Company or the Bank, or any of their subsidiaries, or have more than a two percent passive investment in any financial institution that maintains an office or branch within 25 miles of each location where the Company or the Bank maintains an office or branch at any time during Mr. Gossett's employment under the agreement. The agreement also provides that during the term of his employment and for a period expiring on the earlier to occur of one year after termination of his employment for any reason and one year following the expiration of the agreement, Mr. Gossett will not solicit employees of the Company or the Bank for employment and will not solicit customers of the Bank to any other financial institution.

     Upon termination of Mr. Gossett's employment by the Company or the Bank without cause or for any reason following a change in control of the Company, Mr. Gossett will be entitled to a lump sum severance payment equal to two times his base salary in effect at the time, plus any accrued bonus, and all of his outstanding options will immediately vest.

COMPENSATION OF DIRECTORS

     Neither the Company nor the Bank will compensate their directors until the Company and the Bank have recovered all of their losses. Thereafter, the Company and the Bank will adopt director compensation policies that conform to applicable law.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number of shares of the Company's common stock beneficially owned as of March 21, 2003 by (a) each director and executive officer of the Company and (b) all executive officers and directors, as a group. The information shown below is based upon information furnished to the Company by the named persons. Unless otherwise indicated, each person is the record owner and has sole voting and investment power with respect to his or her shares. Other than the directors and executive officers listed below, we are unaware of any holder of more than 5% of the Company's common stock. Additionally, the address of each person is 2348 Boundary Street, Beaufort, South Carolina 29902.

     Information relating to beneficial ownership of the Company is based upon "beneficial ownership" concepts set forth in the rules promulgated under the Securities Exchange Act. Under these rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of a security, or "investment power," which includes the power to dispose or to direct the disposition of a security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty (60) days from the date of this report. Except as otherwise indicated, each person is the sole beneficial owner of the shares listed.

                                      NUMBER OF SHARES
                                         SUBJECT TO
                           NUMBER OF  OPTIONS/WARRANTS  AGGREGATE  PERCENT
NAME OF                     SHARES      EXERCISABLE     NUMBER OF    OF
BENEFICIAL OWNER             HELD      WITHIN 60 DAYS    SHARES     CLASS     NATURE OF BENEFICIAL OWNERSHIP
-------------------------  ---------  ----------------  ---------  -------  -----------------------------------
Louis O. Dore                 11,050             3,668     14,718      2.2
Paul M. Dunnavant, III        12,100             4,017     16,117      2.5
Martha B. Fender              10,050             3,336     13,386      2.0
Daryl A. Ferguson             20,000             6,640     26,640      4.0
D. Martin Goodman             11,250             3,735     14,985      2.3  Includes 11,050 shares held jointly
                                                                            with Mr. Goodman's spouse and
                                                                            200 shares held jointly with his
                                                                            children.
William B. Gossett            30,250            16,569     46,819      7.0  Includes 27,550 shares held jointly
                                                                            with Mr. Gossett's spouse.


                                      NUMBER OF SHARES
                                         SUBJECT TO
                           NUMBER OF  OPTIONS/WARRANTS  AGGREGATE  PERCENT
NAME OF                     SHARES      EXERCISABLE     NUMBER OF    OF
BENEFICIAL OWNER             HELD      WITHIN 60 DAYS    SHARES     CLASS     NATURE OF BENEFICIAL OWNERSHIP
-------------------------  ---------  ----------------  ---------  -------  -----------------------------------
Stancel E. Kirkland, Sr.      20,000             6,640     26,640      4.0  Includes 4,000 shares held jointly
                                                                            with Mr. Kirkland's spouse.
Carl E. Lipscomb              30,050             6,640     36,690      5.6  Includes 19,200 shares held jointly
                                                                            with Mr. Lipscomb's spouse.
Edward J. McNeil, Jr.         11,050             3,668     14,718      2.2
Frances K. Nicholson          12,350             4,100     16,450      2.5
Narayan Shenoy                20,100             6,673     26,773      4.1
J. Frank Ward                 11,270             3,741     15,011      2.3
Bruce K. Wyles                11,450             3,801     15,251      2.3  Includes 400 shares held jointly
                                                                            with Mr. Wyles' children.
ALL DIRECTORS AND
EXECUTIVE OFFICERS AS A      210,970            73,228    284,198     39.2
GROUP (13 PERSONS)


                     RELATIONSHIPS AND RELATED TRANSACTIONS

     From time to time our directors, officers and their affiliates, including members of their families or businesses and other organizations with which they are associated, may have banking transactions in the ordinary course of business with the Bank. The Bank's policy is that any loans or other transactions with those persons or entities (a) are made in accordance with applicable law and the Bank's lending policies, (b) are made on substantially the same terms, including price, interest rates and collateral, as those prevailing at the time for comparable transactions with other unrelated parties of similar standing, and
(c) do not involve more than the normal risk of collectibility or present other unfavorable features to the Company and the Bank. In addition, all future transactions with our directors, officers and their affiliates are intended to be on terms no less favorable than could be obtained from an unaffiliated third party, and must be approved by a majority of our directors, including a majority of the directors who do not have an interest in the transaction.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     During the fiscal year ended December 31, 2002, Section 16(a) of the Securities Exchange Act of 1934 required the Company's directors and executive officers and persons who own beneficially more than 10% of the Company's outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company's common stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the forms they file. To our knowledge, based solely on a review of a copy of these reports furnished to the Company, during the fiscal year ended December 31, 2002, Messrs. Ferguson, Shenoy, Kirkland and Lipscomb each filed late one Form 3 reporting their initial ownership of the Company's common stock and Messrs. Wyles, Ward, Gossett, Dunnavant, Dore, Goodman, Nicholson, Fender and McNeil each filed late one Form 4, each reporting two transactions in the Company's common stock. Except as described in the previous sentence, all of our directors and executive officers, who are listed above, complied with all applicable Section 16(a) filing requirements.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has selected Francis & Co., CPAs to serve as its principal accountant for the fiscal year-ending December 31, 2002. Francis & Co. has served as the Company's principal accountant since 1998. A representative of Francis & Co., CPAs is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

     AUDIT FEES. In connection with services rendered in connection with the audit of the Company's annual financial statements and the review of the Company's interim financial statements, the Company has estimated that its total audit fees for fiscal year 2002 were approximately $16,000. This figure is based on an estimate provided by our accountants, Francis & Co., CPAs and includes fees for services that were billed to the Company in fiscal year 2003 in connection with the 2002 fiscal year audit.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The Company did not retain its principal accountant to perform Financial Information Systems Design or Implementation services in fiscal year 2002.

     OTHER FEES. During fiscal year 2002, the Company was billed $11,600 by its principal accountant for services not described above. These "other fees" were for services including tax advice and return preparation, assistance in preparing filings with the Securities and Exchange Commission and internal audit services.

     The Audit Committee has considered the provision of non-audit services by our principal accountants and has determined that the provision of such services were consistent with maintaining the independence of the Company's principal accountants.


                             SHAREHOLDERS PROPOSALS

     Shareholder proposals submitted for consideration at the next annual meeting of Shareholders must be received by the Company no later than December 1, 2003, to be included in the 2004 proxy materials. A shareholder must notify the Company before February 1, 2004 of a proposal for the 2004 annual meeting which the shareholder intends to present other than by inclusion in the Company's proxy material. If the Company does not receive such notice prior to February 1, 2004, proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any such matter.


                                  OTHER MATTERS

     The board of directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matters other than those described in the Notice of Annual Meeting of Shareholders, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

     If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

March 28, 2003

                                 ISLANDS BANCORP
                                      PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON TUESDAY, APRIL 22, 2003

     The undersigned hereby appoints William B. Gossett as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all of the common stock of Islands Bancorp, which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held at the Conference Room of the Ramada Limited-Beaufort, 2001 Boundary Street, Beaufort, South Carolina on Tuesday, April 22, 2003, at 3:00 p.m. and at any adjournments of the annual meeting, upon the proposal described in the accompanying notice of the annual meeting and the proxy statement relating to the annual meeting, receipt of which are hereby acknowledged.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL.

PROPOSAL 1:    To elect the four (4) persons listed below to serve as Class I directors of Islands Bancorp for a three-year term expiring at the 2006 annual meeting of shareholders:

                 WILLIAM B. GOSSETT             LOUIS O. DORE
                 MARTHA B. FENDER               D. MARTIN GOODMAN


 [ ] FOR all nominees listed above (except as     [ ] WITHHOLD authority to
     indicated below)                                 vote for all nominees
                                                      listed above

INSTRUCTION:   To withhold authority for any individual nominees, mark "FOR"
               above, and write the nominees' names in this space.
               ________________________________________________________________


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

     If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                   --------------------------------------------
                                   Signature of Shareholder            Date


                                   --------------------------------------------
                                   Signature of Shareholder            Date


                                   --------------------------------------------
                                   Print Name(s) of Shareholder(s)

Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope. No postage necessary.

 I WILL __________  WILL NOT ___________ ATTEND THE ANNUAL SHAREHOLDERS MEETING.

                     PLEASE RETURN PROXY AS SOON AS POSSIBLE
                     ---------------------------------------